FINANCIAL STATEMENTS

T. Rowe Price Variable Annuity Account of FSBL

Year Ended December 31, 2025

With Report of Independent Registered Public Accounting Firm

T. Rowe Price Variable Annuity Account of FSBL

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of First Security Benefit Life Insurance and Annuity

Company of New York and Contract Owners of T. Rowe Price Variable

Annuity Account of FSBL

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise T. Rowe Price Variable Annuity Account of FSBL (the Separate Account), as of December 31, 2025 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1994.

Kansas City, Missouri

April 24, 2026

Appendix

Subaccounts comprising T. Rowe Price Variable Annuity Account of FSBL

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2025
T. Rowe Price All-Cap Opportunities	For each of the two years in the period ended December 31, 2025
T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2025
T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2025
T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2025
T. Rowe Price International Stock	For each of the two years in the period ended December 31, 2025
T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2025
T. Rowe Price Mid-Cap Growth	For each of the two years in the period ended December 31, 2025
T. Rowe Price Moderate Allocation	For each of the two years in the period ended December 31, 2025

T. Rowe Price Variable Annuity Account of FSBL

Statements of Net Assets

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values
Invesco V.I. Government Money Market	1,627,097	$1,627,097	$1,627,097	$1,627,097	144,280	$11.28
T. Rowe Price All-Cap Opportunities	294,271	9,725,972	11,670,793	11,670,793	50,532	230.97
T. Rowe Price Blue Chip Growth	34,352	1,353,773	2,244,208	2,244,208	25,799	86.75
T. Rowe Price Equity Income	234,280	6,047,741	6,773,044	6,773,044	53,385	126.82
T. Rowe Price Health Sciences	70,446	2,576,538	4,118,975	4,118,975	37,868	108.76
T. Rowe Price International Stock	111,384	1,667,820	1,771,012	1,771,012	41,234	42.98
T. Rowe Price Limited-Term Bond	132,136	643,272	627,645	627,645	26,419	23.74
T. Rowe Price Mid-Cap Growth	539,154	14,150,772	14,125,825	14,125,825	88,127	160.23
T. Rowe Price Moderate Allocation	190,349	3,778,566	4,269,534	4,269,534	46,453	91.91

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of FSBL

Statements of Operations and Change in Net Assets

Years Ended December 31, 2025 and 2024, Except as Noted

	Invesco V.I. Government Money Market	T. Rowe Price All- Cap Opportunities	T. Rowe Price Blue Chip Growth
Net assets as of December 31, 2023	$844,571	$8,174,521	$1,800,366

Investment income (loss):
Dividend distributions	58,292	7,719	—
Investment Expenses:
Mortality and expense risk and administrative charges	(7,041)	(55,300)	(11,201)

Net investment income (loss)	51,251	(47,581)	(11,201)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,192,575	91,296
Realized capital gain (loss) on investments	—	186,318	164,428
Change in unrealized appreciation (depreciation)	—	721,183	344,369

Net gain (loss) on investments	—	2,100,076	600,093

Net increase (decrease) in net assets from operations	51,251	2,052,495	588,892

Contract owner transactions:
Variable annuity deposits	14,200	183,940	157,012
Terminations, withdrawals and annuity payments	(46,160)	(644,278)	(326,230)
Transfers between subaccounts, net	564,745	1,163,484	47,532
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	532,785	703,146	(121,686)

Total increase (decrease) in net assets	584,036	2,755,641	467,206

Net assets as of December 31, 2024	$1,428,607	$10,930,162	$2,267,572

Investment income (loss):
Dividend distributions	56,974	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,554)	(61,139)	(12,351)

Net investment income (loss)	48,420	(61,139)	(12,351)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,282,331	187,839
Realized capital gain (loss) on investments	—	193,139	210,442
Change in unrealized appreciation (depreciation)	—	202,894	(8,539)

Net gain (loss) on investments	—	1,678,364	389,742

Net increase (decrease) in net assets from operations	48,420	1,617,225	377,391

Contract owner transactions:
Variable annuity deposits	4,800	4,530	7,260
Terminations, withdrawals and annuity payments	(102,890)	(927,772)	(459,239)
Transfers between subaccounts, net	248,160	46,648	51,224
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	150,070	(876,594)	(400,755)

Total increase (decrease) in net assets	198,490	740,631	(23,364)

Net assets as of December 31, 2025	$1,627,097	$11,670,793	$2,244,208

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of FSBL

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	T. Rowe Price Equity Income	T. Rowe Price Health Sciences	T. Rowe Price International Stock
Net assets as of December 31, 2023	$5,937,248	$4,362,288	$1,743,313

Investment income (loss):
Dividend distributions	115,719	—	16,334
Investment Expenses:
Mortality and expense risk and administrative charges	(35,052)	(23,597)	(9,665)

Net investment income (loss)	80,667	(23,597)	6,669

Increase (decrease) in net assets from operations:
Capital gain distributions	413,918	336,256	42,269
Realized capital gain (loss) on investments	74,470	275,166	6,075
Change in unrealized appreciation (depreciation)	80,955	(517,024)	(9,107)

Net gain (loss) on investments	569,343	94,398	39,237

Net increase (decrease) in net assets from operations	650,010	70,801	45,906

Contract owner transactions:
Variable annuity deposits	109,177	30,107	7,287
Terminations, withdrawals and annuity payments	(327,482)	(589,956)	(125,932)
Transfers between subaccounts, net	(1,744)	(52,196)	12,267
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(220,049)	(612,045)	(106,378)

Total increase (decrease) in net assets	429,961	(541,244)	(60,472)

Net assets as of December 31, 2024	$6,367,209	$3,821,044	$1,682,841

Investment income (loss):
Dividend distributions	106,338	—	33,433
Investment Expenses:
Mortality and expense risk and administrative charges	(35,737)	(20,586)	(9,672)

Net investment income (loss)	70,601	(20,586)	23,761

Increase (decrease) in net assets from operations:
Capital gain distributions	651,269	138,731	146,839
Realized capital gain (loss) on investments	68,160	97,947	21,054
Change in unrealized appreciation (depreciation)	45,254	390,899	94,627

Net gain (loss) on investments	764,683	627,577	262,520

Net increase (decrease) in net assets from operations	835,284	606,991	286,281

Contract owner transactions:
Variable annuity deposits	63,105	750	960
Terminations, withdrawals and annuity payments	(407,576)	(256,800)	(163,281)
Transfers between subaccounts, net	(84,978)	(53,010)	(35,789)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(429,449)	(309,060)	(198,110)

Total increase (decrease) in net assets	405,835	297,931	88,171

Net assets as of December 31, 2025	$6,773,044	$4,118,975	$1,771,012

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of FSBL

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	T. Rowe Price Limited-Term Bond	T. Rowe Price Mid- Cap Growth	T. Rowe Price Moderate Allocation
Net assets as of December 31, 2023	$651,863	$13,562,026	$3,903,464

Investment income (loss):
Dividend distributions	27,888	—	93,201
Investment Expenses:
Mortality and expense risk and administrative charges	(3,678)	(78,429)	(22,567)

Net investment income (loss)	24,210	(78,429)	70,634

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,300,760	112,425
Realized capital gain (loss) on investments	(1,845)	101,385	18,722
Change in unrealized appreciation (depreciation)	6,259	(155,511)	163,425

Net gain (loss) on investments	4,414	1,246,634	294,572

Net increase (decrease) in net assets from operations	28,624	1,168,205	365,206

Contract owner transactions:
Variable annuity deposits	1,290	144,361	13,852
Terminations, withdrawals and annuity payments	(16,348)	(356,653)	(97,379)
Transfers between subaccounts, net	11,202	(110,550)	(85,781)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(3,856)	(322,842)	(169,308)

Total increase (decrease) in net assets	24,768	845,363	195,898

Net assets as of December 31, 2024	$676,631	$14,407,389	$4,099,362

Investment income (loss):
Dividend distributions	27,976	—	92,077
Investment Expenses:
Mortality and expense risk and administrative charges	(3,594)	(77,078)	(22,542)

Net investment income (loss)	24,382	(77,078)	69,535

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,789,294	184,479
Realized capital gain (loss) on investments	(2,982)	50,604	32,380
Change in unrealized appreciation (depreciation)	11,029	(1,373,322)	245,524

Net gain (loss) on investments	8,047	466,576	462,383

Net increase (decrease) in net assets from operations	32,429	389,498	531,918

Contract owner transactions:
Variable annuity deposits	1,290	1,080	3,000
Terminations, withdrawals and annuity payments	(18,355)	(583,919)	(354,329)
Transfers between subaccounts, net	(64,350)	(88,223)	(10,417)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(81,415)	(671,062)	(361,746)

Total increase (decrease) in net assets	(48,986)	(281,564)	170,172

Net assets as of December 31, 2025	$627,645	$14,125,825	$4,269,534

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of FSBL

Notes to Financial Statements

December 31, 2025

1. Organization and Significant Accounting Policies

T. Rowe Price Variable Annuity Account of FSBL (the Account) is a separate account of First Security Benefit Life Insurance and Annuity Company of New York (FSBL). The Account is an investment company as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
T. Rowe Price All-Cap Opportunities	-	T. Rowe Price Associates, Inc	-
T. Rowe Price Blue Chip Growth	-	T. Rowe Price Associates, Inc	-
T. Rowe Price Equity Income	-	T. Rowe Price Associates, Inc	-
T. Rowe Price Health Sciences	-	T. Rowe Price Associates, Inc	-
T. Rowe Price International Stock	-	T. Rowe Price Associates, Inc	T. Rowe Price International Ltd
T. Rowe Price Limited-Term Bond	-	T. Rowe Price Associates, Inc	T. Rowe Price Hong Kong Limited T. Rowe Price International Ltd
T. Rowe Price Mid-Cap Growth	-	T. Rowe Price Associates, Inc	T. Rowe Price Investment Management,Inc.
T. Rowe Price Moderate Allocation	-	T. Rowe Price Associates, Inc	T. Rowe Price Hong Kong Limited T. Rowe Price International Ltd T. Rowe Price Investment Management,Inc.

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from FSBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business FSBL may conduct.

T. Rowe Price Variable Annuity Account of FSBL

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except in the incepted year for the following:

Inception Date	Subaccount

April 29, 2022	Invesco V.I. Government Money Market

Investment Valuation

Investments in mutual fund shares are carried in the Statements of Net Assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2025 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Government Money Market	$308,124	$109,634
T. Rowe Price All-Cap Opportunities	1,338,085	993,487
T. Rowe Price Blue Chip Growth	252,420	477,687
T. Rowe Price Equity Income	834,803	542,382
T. Rowe Price Health Sciences	143,557	334,472
T. Rowe Price International Stock	192,619	220,129
T. Rowe Price Limited-Term Bond	29,355	86,388
T. Rowe Price Mid-Cap Growth	1,837,938	796,784
T. Rowe Price Moderate Allocation	280,249	387,981

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the Statements of Net Assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, FSBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to FSBL and not to the Account.

The annuity assets for December 31, 2025 by subaccount are as follows:

Subaccount	Annuity Assets
T. Rowe Price Equity Income	$105,821
T. Rowe Price Health Sciences	26,030
T. Rowe Price International Stock	6,636
T. Rowe Price Moderate Allocation	10,193

T. Rowe Price Variable Annuity Account of FSBL

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FSBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, FSBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FSBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2025.

Segment Disclosures

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

T. Rowe Price Variable Annuity Account of FSBL

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to an annual rate of 0.55% of the average daily net assets of each account. These charges are presented as expenses on the Statements of Operations and Change in Net Assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

T. Rowe Price Variable Annuity Account of FSBL

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024 were as follows:

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Government Money Market	22,738	(9,164)	13,574	66,503	(16,273)	50,230
T. Rowe Price All-Cap Opportunities	267	(4,472)	(4,205)	8,020	(4,236)	3,784
T. Rowe Price Blue Chip Growth	810	(5,806)	(4,996)	3,748	(5,908)	(2,160)
T. Rowe Price Equity Income	679	(4,374)	(3,695)	2,260	(4,305)	(2,045)
T. Rowe Price Health Sciences	57	(3,449)	(3,392)	343	(6,703)	(6,360)
T. Rowe Price International Stock	315	(5,218)	(4,903)	1,483	(4,421)	(2,938)
T. Rowe Price Limited-Term Bond	77	(3,602)	(3,525)	1,465	(1,634)	(169)
T. Rowe Price Mid-Cap Growth	356	(4,789)	(4,433)	1,399	(3,561)	(2,162)
T. Rowe Price Moderate Allocation	70	(4,406)	(4,336)	894	(3,037)	(2,143)

T. Rowe Price Variable Annuity Account of FSBL

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025 were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Invesco V.I. Government Money Market
2025	144,280	11.28	1,627,097	3.73	0.55	3.20
2024	130,706	10.93	1,428,607	0.05	0.55	4.19
2023	80,476	10.49	844,571	0.04	0.55	3.96
2022	67,966	10.09	685,678	0.02	0.55	0.90
T. Rowe Price All-Cap Opportunities
2025	50,532	230.97	11,670,793	—	0.55	15.66
2024	54,737	199.69	10,930,162	—	0.55	24.46
2023	50,953	160.44	8,174,521	0.00	0.55	28.26
2022	55,050	125.09	6,886,057	—	0.55	(21.94)
2021	59,762	160.25	9,576,702	—	0.55	20.13
T. Rowe Price Blue Chip Growth
2025	25,799	86.75	2,244,208	—	0.55	18.08
2024	30,795	73.47	2,267,572	—	0.55	34.76
2023	32,955	54.52	1,800,366	—	0.55	48.47
2022	39,387	36.72	1,448,805	—	0.55	(38.84)
2021	40,745	60.04	2,450,389	—	0.55	16.99
T. Rowe Price Equity Income
2025	53,385	126.82	6,773,044	1.62	0.55	13.73
2024	57,080	111.51	6,367,209	0.02	0.55	11.09
2023	59,125	100.38	5,937,248	0.02	0.55	8.93
2022	73,719	92.15	6,794,764	0.02	0.55	(3.87)
2021	70,022	95.86	6,714,076	0.02	0.55	24.87
T. Rowe Price Health Sciences
2025	37,868	108.76	4,118,975	—	0.55	17.45
2024	41,260	92.60	3,821,044	—	0.55	1.09
2023	47,620	91.60	4,362,288	—	0.55	2.39
2022	49,359	89.46	4,415,770	—	0.55	(12.95)
2021	51,076	102.77	5,249,364	—	0.55	12.48

T. Rowe Price Variable Annuity Account of FSBL

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
T. Rowe Price International Stock
2025	41,234	42.98	1,771,012	1.94	0.55	17.79
2024	46,137	36.49	1,682,841	0.01	0.55	2.67
2023	49,075	35.54	1,743,313	0.01	0.55	15.61
2022	56,819	30.74	1,746,150	0.01	0.55	(16.29)
2021	61,292	36.72	2,249,881	0.01	0.55	0.77
T. Rowe Price Limited-Term Bond
2025	26,419	23.74	627,645	4.29	0.55	5.09
2024	29,944	22.59	676,631	0.04	0.55	4.39
2023	30,113	21.64	651,863	0.03	0.55	4.39
2022	40,947	20.73	849,252	0.02	0.55	(5.04)
2021	41,760	21.83	912,072	0.01	0.55	(0.46)
T. Rowe Price Mid-Cap Growth
2025	88,127	160.23	14,125,825	—	0.55	2.98
2024	92,560	155.60	14,407,389	—	0.55	8.71
2023	94,722	143.13	13,562,026	—	0.55	19.30
2022	96,899	119.97	11,629,145	—	0.55	(23.01)
2021	107,186	155.82	16,706,730	—	0.55	14.22
T. Rowe Price Moderate Allocation
2025	46,453	91.91	4,269,534	2.20	0.55	13.88
2024	50,789	80.71	4,099,362	0.02	0.55	9.45
2023	52,932	73.74	3,903,464	0.02	0.55	14.72
2022	54,477	64.28	3,502,017	0.02	0.55	(18.77)
2021	52,600	79.13	4,162,369	0.01	0.55	9.46

T. Rowe Price Variable Annuity Account of FSBL

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.